===================================================================================================================

                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report (Date of earliest event reported): January 12, 2005

                                        SOUTHERN CALIFORNIA EDISON COMPANY
                              (Exact name of registrant as specified in its charter)

                 CALIFORNIA                           001-2313                              95-1240335
        (State or other jurisdiction                 (Commission                         (I.R.S. Employer
              of incorporation)                     File Number)                        Identification No.)

                                             2244 Walnut Grove Avenue
                                                  (P.O. Box 800)
                                            Rosemead, California 91770
                           (Address of principal executive offices, including zip code)

                                                   626-302-1212
                               (Registrant's telephone number, including area code)

===================================================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page

Item 5.03       Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

(a)      Amendment to Articles of Incorporation

         On January 12, 2005, Southern California Edison Company ("SCE") filed with the California Secretary of
State a certificate of amendment to its articles of incorporation.

         The following paragraphs contain only a summary description of the proposed articles amendment and are qualified in their entirety by reference to the full text of such amendment set forth in Exhibit 3 hereto.

         The amendment will allow SCE to issue new series of its preferred stock that do not entitle the holders of the shares of that series to general voting rights, including the right to vote in the regular election of directors.

         The currently outstanding series of SCE preferred stock have the ability to elect two directors to the
SCE board of directors in the event that SCE does not pay six or more quarterly dividends with respect to any one or more series of its preferred stock.  The amendment provides that this provision of the articles only applies to currently outstanding series of SCE preferred stock.  SCE will have the ability to create new series of preferred stock that are not entitled to these special voting rights.

         Article Sixth now provides that as used in that Article, the term "Board of Directors" includes any duly authorized and functioning executive committee of the board of directors of SCE, to the extent such executive committee is permitted to exercise the powers of the board of directors under the California General Corporation
Law.

         The amendment also contains several technical amendments.  A complete copy of the certificate of amendment is attached as Exhibit 3.

Item 9.01       Financial Statements and Exhibits.

(c)         Exhibits

            See the Exhibit Index below.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              SOUTHERN CALIFORNIA EDISON COMPANY
                                                                            (Registrant)

                                                                    /s/ KENNETH S. STEWART
                                                        -------------------------------------------------
                                                                       KENNETH S. STEWART
                                                        Assistant General Counsel and Assistant Secretary

January 14, 2005

                                                   EXHIBIT INDEX

Exhibit No.       Description

3                 Certificate of Amendment to the Articles of Incorporation of Southern California
                  Edison Company dated January 12, 2005